Offerings - Offering: 1	May 07, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	9.375% Senior Notes due 2030
Maximum Aggregate Offering Price	$ 115,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 17,606.50
Offering Note	Includes $15,000,000 aggregate principal amount of 9.375% Senior Notes due 2030 that may be offered and sold pursuant to the exercise in full of the underwriters' option to purchase additional notes to cover over-allotment.